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                                EXHIBIT 10.3(H)















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                                EXHIBIT 10.3(H)


                           SALARY DEFERRAL AGREEMENT

THIS AGREEMENT, dated as of December __, 199___, between First American Corporation (the "Company") and
(the "Executive").

                                  WITNESSETH:

         WHEREAS, the Executive is serving as an executive of the Company at an annual rate of $____________ as of December __, 199___; and

         WHEREAS, the Executive and the Company desire to enter into an agreement with respect to the deferred payment of a portion of the Executive's salary upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Company and the Executive hereby agree as follows:

 1. $__________ of the Executive's 199___ annual salary will be deferred by the Company, in equal installments, from the semi-monthly salary payments paid to the Executive during such year. The deferred salary is subject to FICA tax at the time the salary payments are made. However, the Executive and the Company agree that the FICA tax will be paid out of the remaining non-deferred balance, if any, of the Executive's semi-monthly salary payments or, if the remaining non-deferred balance is not sufficient to pay the FICA tax, by the Executive's personal check payable to the Company and delivered to the Payroll Department of the Company. Such deferred salary plus interest computed and accrued as set forth in Article 2 hereof (the "Deferred Compensation") will be payable to the Executive, the Executive's designated beneficiary, or the Executive's estate as set forth in this Agreement.

 2. Interest will be credited to the Executive's account on ________________. Interest will accrue at a rate equal to that earned on one-year treasury notes of the U. S. Government determined as of December 31, 199___. Interest will accrue on the average daily balance of the Executive's account beginning with the date on which the deferred compensation or accrued interest is credited to the Executive's account and ending with the date on which the deferred compensation or accrued interest is actually paid.


                                                            Executive's Initials






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    The Executive may elect payment of the account balance either in installments or in a lump sum. Installment payments will be computed by dividing the combined total of deferred compensation and credited interest, as of the prior year-end, by the number of installments remaining. Lump-sum and final installment payments will include principal and interest credited to the Executive's account as of the prior year-end and all interest accrued subsequently in the year of payment.

3. Deferred Compensation will be paid to the executive following the first to occur of the listed events and in accordance with the method of payment and commencement date selected by the Executive on the attached Exhibit A which is made a part of this Agreement.

    Notwithstanding the foregoing, the Company will immediately pay the Executive the Deferred Compensation in a lump sum in the event of a Change in Control of the Company as defined in the 1991 Stock Option Plan and in the event the Executive's employment is terminated, as defined below, within two (2) years after the Change in Control has occurred:

    (a) involuntarily, other than an involuntary termination for cause or other than occurring as the result of death, disability, or terminating at or after attaining normal retirement age, or

    (b)   voluntarily, following:

          (i) any reduction in the Executive's (a) base salary from the level existing at the time of the most recent Change in Control, (b) in the combined base salary and annual bonus from that for that the year immediately preceding the Change in Control, or (c) annual bonus opportunity available immediately preceding the Change in Control, or

          (ii) any relocation to which the Executive has not agreed to an office of the Company more than thirty-five (35) miles from the office where Executive was located at the time of any Change in Control or any increase in Executive's required travel amounting to a constructive relocation, or

          (iii) any material reduction in the level of responsibility, position (including status, office, title, reporting relationships or working conditions), authority or duties of Executive immediately preceding the Change in Control, or






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        (iv) any material reduction in the aggregate fringe benefits and perquisites available to Executive immediately preceding the Change in Control not offset by salary or annual bonus increases, or

     (c) voluntarily if, following a Change in Control, any successor or acquiror of Company either announces that it will not honor or cause the Company to honor the terms of this Agreement or if, at any time, the Company fails to confirm in writing to the Executive within fifteen (15) business days of a request by Executive that it will honor and will cause the Company to honor the terms of this Agreement.

     The Executive should notify Human Resources immediately upon the occurrence of the triggering event to ensure timely payment. For purposes of Exhibit A, the term "effective date" means the Executive's last day of employment.

     For purposes of this Article 3, the Executive will be deemed to be continuously employed by the Company or any affiliate of the Company if the Executive is reemployed by the Company or an affiliate of the Company within four weeks of the date the Executive's employment first ceased.

4. The Executive will have the right to designate a beneficiary who, in the event of the Executive's death prior to the payment of any or all of the Deferred Compensation pursuant to this Agreement, will receive the unpaid Deferred Compensation. Such designation will be made by the Executive on the form attached hereto. The Executive may, at any time, change or revoke such designation by written notice to the Director, Compensation and Benefits.

5.   (a)   If the Executive dies prior to the receipt of any or all of the
           Deferred compensation, no deferred Compensation will be paid for a period of thirty days from the date the Director, Compensation and Benefits, receives written notice of the Executive's death.

     (b) As soon as practical following such thirty-day period, the unpaid Deferred Compensation will be paid to the designated beneficiary in a lump sum, unless the Executive's beneficiary elects within such thirty-day period, by written notice to the Director, Compensation and Benefits, that the deferred Compensation be paid to such beneficiary in annual (2-10) installments or not be paid at all.

     (c) If the designated beneficiary predeceases the Executive, the unpaid Deferred Compensation plus accrued interest will be paid to the contingent beneficiary, if living, or the Executive's estate in a lump sum as soon as practical.

     (d) If the designated beneficiary dies after the Executive but prior to the payment of the Deferred Compensation and has not elected to receive such Deferred




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                   Compensation, no Deferred Compensation will be paid for a
                   period of thirty days from the date the Director, Compensation and Benefits receives written notice of the death of the designated beneficiary. The Deferred Compensation plus accrued interest will then be paid to the contingent beneficiary, if living, or the estate of the designated beneficiary in a lump sum as soon as practical.

 6. The Company will pay to the Executive during the term of the Executive's employment that portion of the Deferred Compensation which will be necessary to meet a financial hardship arising from an emergency. For purposes of this Article 6, such emergency payment will be made only in instances of hardship arising from causes beyond the Executive's control for unexpected and unreimbursed expenses and only in the amount that the Human Resources Committee of the Board of Directors of the Company (the "Human Resources Committee") determines is necessary to meet the hardship. The Executive will apply to the Human Resources Committee for any emergency payment under this Article 6 and will furnish to the Human Resources Committee such information as the Executive deems appropriate and as the Company and counsel for the Company deem necessary and appropriate to make such determination. The determination of the Human Resources Committee as to whether a payment is warranted under this Article 6, and the amount of such payment, will be conclusive and binding on the Executive and Company.

 7. The Deferred Compensation will be paid out of the general funds of the Company and no funds will be set aside therefor. The Deferred Compensation will be subject to the claims of the Company's general creditors.

 8. Any right under this Agreement to receive Deferred Compensation will be non-assignable, and any attempted assignment will be null and void and will extinguish the Company's obligation under this Agreement to pay Deferred Compensation.

 9. Any amount of salary deferred pursuant to this Agreement will be included in the Executive's compensation base for purposes of determining entitlements under the Master Retirement Plan and/or the Supplemental Executive Retirement Plan, the life insurance plan and short- and long-term disability plans.

10. The Executive and the Company acknowledge that this Agreement is not an employment agreement between the Executive and the Company, and the Company and the Executive each have the right to terminate the Executive's employment at any time for any reason, unless there is a written employment agreement to the contrary.

11. This Agreement will be binding upon any successor to the Company by merger, consolidation, purchase or otherwise.





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12.      This Agreement, together with the Executive's beneficiary designation, constitutes the entire agreement between the Company and the Executive regarding the Deferred Compensation and will not be modified except upon the written agreement of the Company and the Executive.

13. This Agreement will be governed in accordance with the laws of the State of Tennessee.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.



                                              Executive


                                       Social Security Number


                                    FIRST AMERICAN CORPORATION

                                    By:
                                    Title:


Beneficiary: Name, Relationship, and Social Security Number





Contingent or Secondary Beneficiary:  Name, Relationship, and Social
Security Number (if the beneficiary designated above is not living at the time of the death of the employee)





                                                                       Executive




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                                    EXHIBIT A

                          TO SALARY DEFERRAL AGREEMENT
                         DATED AS OF DECEMBER __, 199__

INSTRUCTIONS: Select one (1) Method of Payment and one (1) Commencement date for each event listed and then initial the Exhibit where indicated. The "FIXED DATE" event is optional and should not be completed unless some form of distribution is desired prior to retirement or termination.


                            EVENT TRIGGERING PAYMENT

                                Early Retirement
                                ----------------

                   METHOD OF PAYMENT                                          COMMENCEMENT DATE
 / /                  Lump Sum = deferred amount plus    / /                  February 1 of the year
                      accrued interest.                                       following effective date of
                                                                              early retirement.
 / /                  Annual Installments
                      Select 2-10:                       / /                  February 1 of the year
                      account balance plus interest                           following a fixed date after
                      credited thereto divided by                             early retirement.  Insert year:
                      number of installments
                      outstanding.                                                                          .




                               Normal Retirement
                               -----------------



                   METHOD OF PAYMENT                                      COMMENCEMENT DATE
 / /                  Lump Sum = deferred amount plus    / /                  February 1 of the year
                      accrued interest.                                       following effective date of
                                                                              normal retirement.
 / /                  Annual Installments
                      Select 2-10:                       / /                  February 1 of the year
                      account balance plus interest                           following a fixed date after
                      credited thereto divided by                             normal retirement.  Insert
                      number of installments                                  year:
                      outstanding.
                                                                                                            .

                                                       Executive's Initials






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                            EVENT TRIGGERING PAYMENT

                      Voluntary or Involuntary Termination
                      ------------------------------------

                   METHOD OF PAYMENT                                      COMMENCEMENT DATE
 / /                  Lump Sum = deferred amount plus    / /                  February 1 of the year
                      accrued interest.                                       following effective date of
                                                                              voluntary or involuntary
 / /                  Annual Installments                                     termination.
                      Select 2-10:
                      account balance plus interest      / /                  February 1 of the year
                      credited thereto divided by                             following a fixed date after
                      number of installments                                  voluntary or involuntary
                      outstanding.                                            termination.  Insert year:

                                                                               .


                             Disability Termination
                             ----------------------

                   METHOD OF PAYMENT                                      COMMENCEMENT DATE
 / /                  Lump Sum = deferred amount plus    / /                  February 1 of the year
                      accrued interest.                                       following effective date of
                                                                              disability termination.
 / /                  Annual Installments
                      Select 2-10:                       / /                  February 1 of the year
                      account balance plus interest                           following a fixed date after
                      credited thereto divided by                             disability termination.  Insert
                      number of installments                                  year:
                      outstanding.
                                                                                                            .



                                                       Executive's Initials



THE TERM "EFFECTIVE DATE" MEANS THE EXECUTIVE'S LAST DAY OF EMPLOYMENT.




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                           EVENT TRIGGERING PAYMENT

                                  Fixed Date
                             Full Payment Optional


                         METHOD OF PAYMENT                                   COMMENCEMENT DATE
     / /           Lump Sum = deferred amount plus            / /        February 1 following fixed
                   accrued interest.                                     date.  Insert year:           .

     / /           Annual Installments
                   Select 2-10:

                   account balance plus interest
                   credited thereto divided by
                   number of installments
                   outstanding.


                                  Fixed Date
                          Partial Payment (Optional)


                         METHOD OF PAYMENT                                      COMMENCEMENT DATE
     / /             Lump Sum = partial payment              / /            February 1 following fixed
                     amount with the remainder to be                        date.   Insert year:          .
                     paid as indicated by the first
                     appropriate event triggering
                     payment.                                               Amount:  $    or              %

     / /             Annual Installments
                     Select 2-10:

                     payment amount divided by
                     number of installments
                     outstanding with the remainder
                     to be paid as indicated by the
                     first appropriate event
                     triggering payment.


                                                           Executive's Initials




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